UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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JMG EXPLORATION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JMG Exploration, Inc.

600 North Brand Boulevard, Suite 230

Glendale, California 91203

February 12, 2013

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to a Special Meeting of the Stockholders of JMG Exploration, Inc. to be held at 10:00 a.m., Pacific Standard Time, on March 4, 2013, at the offices of JMG Exploration, Inc., 600 North Brand Boulevard, Suite 230, Glendale, California 91203.

The business of the meeting is described in detail in the attached notice of meeting and proxy statement. Also included is a proxy card and postage paid return envelope.

It is important that your shares are represented and voted at the Special Meeting, regardless of the size of your holdings. All stockholders are cordially invited to attend the special meeting and vote in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you attend the meeting, you may withdraw your proxy by voting in person.

Sincerely,

David S. Grant
Chairman of the Board and Chief Executive Officer

JMG Exploration, Inc.

600 North Brand Boulevard, Suite 230

Glendale, California 91203

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 4, 2013

TO THE STOCKHOLDERS OF JMG EXPLORATION, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of JMG Exploration, Inc., a Nevada corporation (the “Company”), will be held at the offices of JMG Exploration, Inc., 600 North Brand Boulevard, suite 230, Glendale, California 91203, March 4, 2013, and at any adjournments or postponements thereof. At the meeting we plan to ask you to:

1.	Approve an increase in the authorized number of shares of the Company’s common stock from 25,000,000 to 100,000,000 (the “Authorized Share Increase”);

2.	Approve changing the name of the Company from JMG Exploration, Inc. to MediaShift, Inc. in order to more accurately reflect the Company’s business (the “Name Change”); and

3.

Approve a reverse stock split of the Company’s common stock of one share for every two (1-for-2) shares outstanding (the “Reverse Stock Split” and, with the Authorized Share Increase and the Name Change, each, a “Related Transaction” and collectively, the “Related Transactions”).

Only stockholders at the close of business on January 31, 2013, the record date, are entitled to receive notice of, and to vote at, the special meeting or any adjournments or postponements thereof.

Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy in the envelope provided as soon as possible.

By Order of the Board of Directors

David S. Grant
Chairman of the Board and Chief Executive Officer

Dated: February 12, 2013

JMG Exploration, Inc.

600 North Brand Boulevard, Suite 230

Glendale, California 91203

(818) 649-5710

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AT 10:00 A.M. ON MARCH 4, 2013

INTRODUCTION

This Proxy Statement and the accompanying Proxy Card is first being mailed on or about February 14, 2013. We are sending it to you to solicit proxies for voting at the special meeting of our shareholders.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Q:	Why am I being asked to review these materials?

A:

JMG Exploration, Inc., also referred to herein as “JMG,” the “Company” or “we” is providing these proxy materials to you in connection with the solicitation of proxies by the Company’s Board of Directors for use at a Special Meeting of Stockholders (the “Special Meeting”).  The Special Meeting will be held at the Company’s offices at 600 North Brand Boulevard, Suite 230, Glendale, California 91203, at 10:00 a.m., Pacific Standard Time on March 4, 2012. If necessary the meeting may be continued at a later time. Stockholders are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process and certain other required information.

Q:	What does it mean if I received more than one proxy or voting instruction form?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy you receive to ensure that all of your shares are voted.

Q:	What matters will JMG stockholders vote on at the special meeting?

A:	There are three proposals to be considered and voted on at the meeting. The proposals to be voted on are:

Proposal 1— To approve an increase in the authorized number of shares of the Company’s common stock from 25,000,000 to 100,000,000 (the “Authorized Share Increase”);

Proposal 2— To approve changing the name of the Company from JMG Exploration, Inc. to MediaShift, , Inc. in order to more accurately reflect the Company’s business (the “Name Change”); and

Proposal 3 — To approve a reverse stock split of the Company’s common stock of one share for every two (1-for-2) shares outstanding (the “Reverse Stock Split” and, with the Authorized Share Increase and the Name Change, each, a “Related Transaction” and collectively, the “Related Transactions”).

For a more detailed discussion of each of these proposals, please see the information included elsewhere in the proxy statement relating to these proposals.

Q:	What are the Board’s voting recommendations?

A:	The Board of Directors recommends that you vote your shares as follows:

•	“FOR” the increase in the authorized number of shares of the Company’s common stock from 25,000,000 to 100,000,000 (Proposal 1);

•	“FOR” changing the name of the Company from JMG Exploration, Inc. to MediaShift, Inc. (Proposal 2); and

•	“FOR” the reverse stock split of the Company’s common stock of one share for every two (1-for-2) shares outstanding (Proposal 3).

If you give us your signed proxy but do not specify how to vote, we will vote your shares “FOR” each of the above proposals.

We are not aware of any matter to be presented at the Special Meeting other than those described in the Notice of Meeting. If any other matters are properly brought before the Special Meeting for consideration, we will have the discretion to vote your shares according to our best judgment.

Q:	Who is entitled to vote at the Special Meeting?

A:

Each share of our common stock outstanding as of the close of business on January 31, 2013 (the “Record Date”), is entitled to one vote at the Special Meeting and each share of our Class M Preferred Stock outstanding as of the close of business on the Record Date is entitled to two hundred votes at the Special Meeting.  As of the close of business on the Record Date, there were 5,543,409 shares of our common stock outstanding and entitled to vote and 169,973.88 shares of Class M Preferred Stock outstanding. Holders of our Common Stock and our Class M Preferred Stock vote together as a class. That means that holders of our Common Stock possess in the aggregate about 14% of the JMG’s voting power and holders of our Class M Preferred Stock possess an aggregate of about 86% of JMG’s voting power. These shares include shares that are (a) held of record directly in your name and (b) held for you in street name through a stockbroker, bank or other nominee.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:

If your shares are registered in your name, you are a stockholder of record with respect to those shares. As a stockholder of record, you have the right to vote in person at the special meeting or vote by proxy on the proxy card included with these materials.

If your shares are held in the name of your broker, bank or other nominee, these shares are held in street name. As the beneficial owner of these shares, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Since you are not the stockholder of record, you must request and receive a valid proxy from your broker, bank or another holder of record in order to vote these shares in person at the special meeting.

Q:	If I hold my shares in street name through my broker, will my broker vote these shares for me?

A:

If you provide instructions on how to vote by following the instructions provided to you by your broker, your broker will vote your shares as you have instructed. If you do not provide your broker with voting instructions, your broker will vote your shares only if the proposal is a “routine” management proposal on which your broker has discretion to vote. Under Nasdaq Stock Market Business Conduct Rules, to which your broker is subject, your broker may refrain from voting uninstructed shares for elections of directors and other matters such as those involving the proposals in this this proxy statement without instruction from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

Q:	What are the quorum requirements for the meeting?

A:

The presence of holders having a majority of the voting power of our outstanding Class M Preferred Shares and of our common shares, voting together as a single class, constitutes a quorum for the meeting. The shares may be presented in person or presented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for purpose of determining the presence of a quorum.   The votes held and cast by holders of our common stock and Class M Preferred Stock are included for purposes of determining the presence of a quorum. Please also see our response to the question below.

Q:	What is the voting requirement to approve each of the proposals?

A:

The Share Increase, the Name Change and the Reverse Stock Split are all governed by the requirements of Nevada corporate law. Nevada law, NRS 78.207, provides that the Share Increase need only be approved by the Company’s Board of Directors. The Name Change and the Reverse Stock Split need be approved by the Company’s Board of Directors and by a plurality of the votes cast at a meeting where a quorum is present. Nevada law provides that a majority of the voting power, which includes the voting power that is present in person or by proxy, constitutes a quorum for the transaction of business by stockholders. See NRS 78.320.

The Board of Directors has approved each of the Share Increase, the Name Change and the Reverse Stock Split. David Grant, our chief executive officer, Sanjeev Kuwadekar, our chief technology officer, David Eastman, our chief financial officer and Justin Yorke, our former chief executive officer, beneficially own in the aggregate more than 64% of our voting power and have indicated that they support and will vote for each of the proposals being presented at the special meeting.

Q:	If JMG has enough votes to approve the Share Increase, the Name Change and the Reverse Stock Split, why I am receiving a proxy solicitation?

A:

JMG had previously filed a “Schedule 14C – Information Statement” (and two subsequent amendments thereto) with the SEC relating to written consents of shareholders that we received and that approved the Share Increase, Name Change and Reverse Stock Split.  We obtained these consents, however, in a manner which does not appear to comply with any exemption from the proxy solicitation rules under the Exchange Act. We are therefore required to comply with the applicable proxy solicitation requirements associated with conducting an actual meeting of our shareholders.  Accordingly, JMG is preparing and furnishing these proxy materials to its stockholders and holding this special meeting in order to comply with the federal rules and regulations applicable to proxy solicitations. We ask that you see our discussion under "Preliminary Statement" on page 7 below.

Q:	What do I need to do now to vote at the Special Meeting?

A:	Stockholders of record as of the Record Date may vote their shares by:

•	Submitting a Proxy by Mail: If you choose to submit your proxy by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided;
•

Voting in Person: If you were a stockholder at the close of business on January 31, 2013 or if you have a letter from your broker identifying you as a beneficial owner of our shares as of that date, you may vote in person by attending the Special Meeting.

Street name holders may submit a proxy by telephone or the internet if their bank or broker makes these methods available, in which case the bank or broker will enclose related instructions with this proxy statement. If you hold your shares through a bank or broker, follow the voting instructions you receive from your bank or broker.

Q:	What happens if I abstain?

A:	Abstentions are counted as present at the meeting for purposes of determining whether there is a quorum but are not counted as votes cast.
Q:	Can I change my vote or revoke my proxy?

A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the meeting by:

•	submitting a later-dated proxy relating to the same shares by mail, telephone or the internet prior to the vote at the meeting; or

•	attending the meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

You should send any written notice or a new proxy card to JMG Exploration Inc. at the following address: 600 North Brand Boulevard, Suite 230, Glendale, California 91203. You may request a new proxy card by calling JMG Exploration, Inc. at 1-818-649-5710.

Q:	Will anyone contact me regarding this vote?

A:	No. We have not retained anyone to distribute proxy solicitation materials to brokers, banks, and other nominees or to solicit proxies from our stockholders.

Q:	Who has paid for this proxy solicitation?

A:	We will pay the costs of soliciting proxies for the special meeting including the cost of preparing, assembling and mailing the notice, proxy card and proxy statements.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary general voting results at the meeting and publish final detailed voting results on a Form 8-K that we expect to file within four business days after the Special Meeting.
Q:	How does our Board of Directors recommend that I vote?
A:	Our Board recommends that you vote for each of the proposals that are being presented at the special meeting.

PRELIMINARY STATEMENT

On September 28, 2012 we filed a Preliminary Information Statement on Schedule 14C, filed Amendment No. 1 to the Preliminary Information Statement on November 9, 2012, and Amendment No. 2 to the Preliminary Information Statement on December 7, 2012 (collectively the “Preliminary 14C”).  The purpose of the Preliminary 14C was to notify our shareholders of the actions taken effective as of September 26, 2012, by eight persons holding in the aggregate shares of Class M Preferred Stock and Common Stock that was the voting power equivalent to 27,290,066 shares of our common stock, amounting to more than 69% of our voting power, as with respect to the proposals that are presented in this proxy statement on Schedule 14A. The actions described in the Preliminary 14C were taken by the majority in interest of our shareholders by written consent without a meeting. Those shareholder actions ratified and approved each of the Authorized Share Increase, the Reverse Stock Split and the Name Change. These shareholders principally are holders of our Class M Preferred Stock as well as of our common stock. Although these votes by written consent complied with Nevada Revised Statute 78.390 which requires the consent of at least a majority of the voting power of issued and outstanding shares of our common stock and Class M Preferred stock, which votes together with the holders of Common Stock as a class, this previously conducted solicitation did not comply with the proxy solicitation rules and did not meet any of the exemptions in Exchange Act 14a-2. As a consequence we are unable to utilize Schedule 14C, which permits notification of action ratified and approved in writing by a majority in interest of our shareholders in lieu of a meeting. Accordingly we are scheduling a special meeting of our shareholders, utilizing a Proxy Statement on this Schedule 14A and are conducting our meeting and the solicitation that is described in this proxy statement in accord with the provision of Section 14a-3 to 14a-15 of the Exchange Act. We believe that all our executive officers and directors, as well as other holders constituting the majority in interest of our Common and Class M Preferred Shares voting as a group will vote in favor of the proposals for the Related Transactions that are further described below.

PROPOSALS

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF

PROPOSALS 1 THROUGH 3 BELOW.

Background

On August 31, 2012, pursuant to that certain Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) by and among JMG, Ad-Vantage Networks, Inc., a Delaware corporation (“ADVN”), and Ad-Vantage Acquisition. Inc. (“MergerSub”), a Delaware corporation wholly owned by JMG, MergerSub merged with and into ADVN (the “Merger”).  Following the Merger, ADVN, as the surviving entity, became a wholly-owned subsidiary of the Company and the business of ADVN became the principal business of JMG.  Under the Merger Agreement, JMG covenanted as soon as reasonably practicable to: (i) increase the authorized number of shares of Common Stock JMG is authorized to issue from 25,000,000 to 100,000,000 (the “Authorized Share Increase”), (ii) change its name to better reflect JMG’s business following the Merger, and we believe that MediaShift, Inc. should be that name (the “Name Change”), and (iii) implement a reverse stock split of the Company’s common stock of one share for every two (1-for-2) shares outstanding (the “Reverse Stock Split” and collectively with the Name Change and the Authorized Share Increase, the “Related Transactions”).

PROPOSAL 1—AUTHORIZED SHARE INCREASE

Proposal

Proposal 1 is to increase the authorized number of shares of the JMG’s common stock from 25,000,000 to 100,000,000.

At August 31, 2012, the date that the Merger was consummated, JMG was authorized to issue 25,000,000 shares of Common Stock, there were 5,458,409 shares of Common Stock issued and outstanding, there were outstanding options to purchase an aggregate of 110,000 shares of our Common Stock and there were outstanding warrants to purchase 4,062,552 shares of our Common Stock.  Accordingly at August 31, 2012, JMG had available 15,369,039 shares of authorized Common Stock for issuance.

If JMG had been required to issue shares of Common Stock in consideration of the Merger in lieu of the shares of Class M Preferred Stock and if JMG had implemented the Reverse Stock Split, JMG would have had to issue 16,997,388 shares of Common Stock, an amount greater than the balance of shares authorized. To meet the timing and other needs of the merger JMG issued169,973.88 shares of Class M Preferred Stock and assumed the option plans of Ad-Vantage. As of the date of Merger, Ad-Vantage had outstanding options covering the purchase of 3,729,916 shares of Ad-Vantage common stock (the “Outstanding Ad-Vantage Options”).  The Outstanding Ad-Vantage Options were converted into options to purchase 37,299.16 shares of Class M Preferred Stock (which represents 3,729,916 shares of the Company’s Common Stock after giving effect to the Automatic Conversion).

The number of authorized but unissued shares of our Common Stock was not sufficient to issue the Common Stock consideration required for the Merger (and the assumption of the Outstanding Ad-Vantage Options), namely it was not sufficient to issue the 16,997,388 shares of Common Stock issuable upon the conversion of the Class M Preferred Stock and the 3,729,916 shares of our Common Stock issuable upon exercise of the Outstanding Ad-Vantage Options which we have assumed.   Additionally, if the Company were not to effect the Reverse Stock Split, the Company would need to issue twice as many shares (33,994,776 shares of Common Stock upon the conversion of the Class M Preferred Stock and 7,459,832 shares of our Common Stock upon exercise of the assumed Outstanding Ad-Vantage Options) as otherwise would be issuable upon the occurrence of the Reverse Stock Split.

The Board of Directors determined that it was appropriate to increase the authorized number of shares of Common Stock from 25,000,000 to 100,000,000.  These additional shares would be available for issuance from time to time for corporate purposes such as capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions using stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada corporation law and applicable market listing rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially. Although we expect continually to examine these potential favorable opportunities as they arise, we have no current plans or arrangements to issue any additional shares of common stock, except for potential issuances in connection with equity compensation matters in the ordinary course of business.

 The additional shares of our common stock that would become available for issuance upon an effective reverse stock split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect, the authorized share increase and reverse stock split are not being proposed in order to respond to a hostile takeover attempt or to any attempt to obtain control of JMG.

The Board of Directors approved the Share Increase because the Board of Directors unanimously determined that (i) the Company is obligated pursuant to the terms of the Merger Agreement to effectuate the Share Increase, (ii) the Share Increase is required in order to allow for the issuance of shares of Common Stock issuable upon the conversion of the Class M Preferred Stock, (iii) the Share Increase is in the best interest of the Company in that it is obligated to issue shares of the Company’s Common Stock  upon conversion of certain outstanding warrants and options and (iv) the Share Increase will provide the Company with available shares that could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors may determine in its discretion.   Please see "Preliminary Statement" on page 7 above.

The Board of Directors unanimously recommends that the stockholders vote FOR approval of the Share Increase.

PROPOSAL 2—NAME CHANGE

Proposal and Required Vote

The Board of Directors believes that it is in the best interests of JMG and its shareholders to change the name of the Company from JMG Exploration, Inc. to MediaShift, Inc. in order to reflect the change in JMG’s business from oil and gas exploration to providing digital advertising software and service solutions that enable access providers and network operators to generate advertising revenues on their free and fee-based networks and to allow the Company, going forward, to distinguish itself from JMG’s business as conducted  prior to the Merger.  A copy of the certificate of amendment effecting the changes contemplated by this proposal (along with the proposal relating to the Share Increase) is attached hereto as Exhibit A.

The Board of Directors has approved the Name Change.  The approval of a plurality of the votes cast at the Special Meeting is required to approve the Name Change. JMG previously received the approval by written consent of holders who possess approximately 69% of voting power to the Name Change. Please see "Preliminary Statement" on page7   above.

The Name Change will not have any effect on the ownership or control of JMG and will not affect any of the rights of any holder of JMG’s securities.

The Board of Directors unanimously recommends that the stockholders vote FOR approval of the Name Change.

PROPOSAL 3—REVERSE STOCK SPLIT

Proposal and Required Vote

Proposal 3 is to approve a one share for every two (1-for-2) reverse stock split of our shares of issued and outstanding common stock.  Our Board of Directors believes that it is in the best interests of JMG and its stockholders to reduce the number of issued and outstanding shares through a one-for-two reverse stock split implemented in conjunction with the Share Increase. Immediately following the completion of the Reverse Stock Split, without giving effect to the Automatic Conversion, the number of shares of our common stock issued and outstanding or held in treasury will be reduced proportionately based on the reverse stock split ratio of 1-for-2 so that the 5,543,409 issued and outstanding shares at January 31, 2013 will combine to become a total of 2,771,705 shares.  After giving effect to the Reverse Stock Split and the Automatic Conversion, the number of shares of our common stock issued and outstanding will amount to a total of 19,769,093.   Those options and warrants for shares of our Common Stock outstanding prior to the Merger and not exercised since that date will also be subject to the Reverse Stock Split and, after giving effect to the Reverse Stock Split, those options and warrants will be exercisable for a total of 12,500 shares of Common Stock and 2,031,261 shares of Common Stock, respectively. Those options for shares of our Common Stock granted since the Merger will also be subject to the Reverse Stock Split and, after giving effect to the Reverse Stock Split, those options will be exercisable for a total of 390,000 shares of Common Stock. The shares of Class M Preferred Stock issued to the holders of the Ad-Vantage Capital Stock in the Merger and issuable upon exercise of the Outstanding Ad-Vantage Options assumed by the Company pursuant to the Merger are not subject to the Reverse Stock Split.

When the, Share Increase, the Reverse Stock Split and the Automatic Conversion go into effect, the Company will have 100,000,000 shares of Common Stock authorized, of which (i) approximately 19,769,093 shares will be issued and outstanding, (ii) 3,729,916 shares will be reserved for issuance upon exercise of former Ad-Vantage options, (iii) 12,500 shares will be reserved for issuance upon exercise of options for shares of Common Stock existing prior to the Merger (and giving effect to the 1-for-2 Reverse Stock Split), (iv) 2,031,261 shares will be reserved for issuance upon exercise of warrants for shares of Common Stock outstanding prior to the Merger (and giving effect to the 1 for 2 Reverse Stock Split)), and (v) 390,000 shares will be reserved for issuance upon exercise of options granted since the Merger (and giving effect to the 1-for-2 Reverse Stock Split), and 10,000,000 shares of Preferred Stock authorized, of which none will be outstanding (giving effect to shares of Class M Preferred Stock being converted into shares of Common Stock pursuant to the Automatic Conversion).

 The Board of Directors believes implementing the Reverse Stock Split may increase the market price for our Common Stock as fewer shares in the float will be outstanding. The Board of Directors further believes that implementing the Reverse Stock Split may improve marketability of, and interest in, our Common Stock and may encourage interest and trading in our Common Stock.

 For example, the Board of Directors believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. A higher stock price after the reverse stock split may reduce this concern.

Certain Risks Associated with the Reverse Stock Split

We cannot assure you that the reverse stock split will have the desired effect of proportionately raising our Common Stock price over the long term, or at all. The effect of a reverse split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances to ours is varied. The market price of our Common Stock may vary based on other factors which are unrelated to the number of shares outstanding, including our future performance.

Impact of the Proposed Reverse Stock Split

 The Reverse Stock Split will affect all of our Common Stockholders uniformly and does not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the Reverse Stock Split could result in any of our stockholders having a marginally greater percentage ownership as the result of a fractional share being rounded up to the next whole number. As described below, stockholders otherwise entitled to fractional shares as a result of the Reverse Stock Split will receive a whole share in lieu of any fractional share interest in our Common Stock arising from the Reverse Stock Split. The other principal effects of the Reverse Stock Split will be that the number of issued and outstanding shares of our Common Stock will be reduced proportionately based on the Reverse Stock Split ratio of 1-for-2 from approximately 5,543,409 to a total of about 2,771,705, before giving effect to the Automatic Conversion, and from approximately 5,543,409 to a total of about 19,769,093, after giving effect to the Reverse Stock Split and the Automatic Conversion; based on the Reverse Stock Split 1-for-2 ratio, the per share exercise price of all JMG option awards and warrants outstanding prior to the Merger will be increased proportionately and the number of shares of our Common Stock issuable upon the exercise of all such option awards and warrants will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards and warrants upon exercise, although the aggregate number of shares issuable upon the exercise of such option awards and warrants will be reduced proportionately following the Reverse Stock Split; and the Reverse Stock Split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

The Board of Directors does not intend for the Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

Fractional Shares Will be Rounded Up

Holders of our Common Stock will not receive fractional post- Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, the Company will round up to the next whole share any fractional share interest in our Common Stock arising from the Reverse Stock Split.

Effect on Registered and Beneficial Stockholders

 Upon effectiveness of the Reverse Stock Split, we intend to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as registered stockholders whose shares of our Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker, or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

 Effect on Registered “Book-Entry” Stockholders

 The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of our Common Stock registered in their accounts.

If you hold registered shares of our Common Stock in a book-entry form, you do not need to take any action to receive your post- Reverse Stock Split shares of our Common Stock in registered book-entry form.

If you are entitled to post- Reverse Stock Split shares of our Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective date of the Reverse Stock Split indicating the number of shares of our Common Stock you hold.

Effect on Registered Certificated Shares

 Some registered stockholders hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective date of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-Reverse Stock Split shares, your post-Reverse Stock Split shares will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Stock Split ownership interest.

 Beginning on the effective date of the Reverse Stock Split, each certificate representing pre- Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post- Reverse Stock Split shares.

 STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our Common Stock will not be changed and will remain $0.001 per share after the Reverse Stock Split. After the Reverse Stock Split (and for purposes hereof, having given effect to the Automatic Conversion on both a pre- Reverse Stock Split and post- Reverse Stock Split basis), net income or loss per share, and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described above, the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants would decrease proportionately, in each case based on the reverse stock ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Tax Consequences of the Reverse Stock Split

The Company believes that, for federal income tax purposes, no gain or loss should be recognized by shareholders upon the consummation of the Reverse Stock Split. Each shareholder whose shares of Common Stock were subject to the Reverse Stock Split should have the same basis in the our Common Stock as such Shareholder had in our Common Stock held immediately prior to the effectiveness of the Reverse Stock Split.

The Board of Directors unanimously recommends that the stockholders vote FOR approval of the Reverse Stock Split.

BENEFICIAL OWNERSHIP

(Before giving effect to the Reverse Stock Split or the Automatic Conversion)

Name of beneficial owner	Number of Shares of Common Stock beneficially owned	Percentage of shares of Common Stock outstanding (1)	Number of Shares of Class M Preferred Stock beneficially owned	Percentage of shares of Class M Preferred Stock outstanding (2)
Executive officers and directors:
David S. Grant, Chairman, Chief Executive Officer (3)	-	-	79,804.74	47.0%
Sanjeev Kuwadekar, Director and Chief Technology Officer (4)	-	-	35,045.57	20.6%
Ed Cerkovnik, Director (5)	-	-	245.83	*
Donald Wells, Director (6)	3,000	*	187.50	*
Robert Burg, Director (7)	-	-	287.50	*
David J. Eastman, Chief Financial Officer (8)	-	-	14,234.85	8.4%
Michael Spalter, Chief Operating Officer (9)	-	-	-	0.0%
Brendon Kensel, President (10)	-	-	2,010.00	1.2%
All executive officers and directors as a group (8 persons)	3,000	-	131,815.99	77.4%
Stockholders owning of record 5% or more:
Justin Yorke (11)	87,000	1.6%	24,934.46	14.4%

1)

For each of the persons or groups identified in this table, the percentage of Common Stock owned is based on the sum of (a) 5,543,409 shares of our Common Stock issued and outstanding as of December 31, 2012 and without giving effect to the issuance of shares upon the consummation of the Reverse Stock Split and the Automatic Conversion and (b) any shares of Common Stock underlying stock options beneficially owned by such person or group, including options for our Common Stock existing prior to the Merger and exercisable within sixty days of the date hereof and (c) any warrants for our Common Stock exercisable within sixty days of the date hereof.  The information set forth herein does not give effect to or count any shares of Common Stock adjusted upon the consummation of the Reverse Stock Split, issuable upon the Automatic Conversion or shares issuable upon exercise of options for Class M Preferred Stock which were issued in exchange for options for shares of Ad-Vantage common stock issued and outstanding prior to the Merger (which options for shares of Class M Preferred Stock will automatically convert into options for our Common Stock upon the Automatic Conversion).

(2)

For each of the persons or groups identified in this table, the percentage of Class M Preferred Stock owned is based on the sum of (a) 169,973.88 shares of our Class M Preferred Stock issued and outstanding as of December 31, 2012 and without giving effect to the adjustment of shares upon the consummation of the Reverse Stock Split and those issuable upon the Automatic Conversion and (b) any shares of Class M Preferred Stock issuable upon exercise of options for Class M Preferred Stock which were issued in exchange for options for shares of Ad-Vantage common stock issued and outstanding prior to the Merger (which options for shares of Class M Preferred Stock will automatically convert into options for our Common Stock upon the Automatic Conversion).

(3)

Mr. Grant (a) does not own any shares of JMG’s Common Stock, (b) owns 62,865.07 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 6,286,507 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) holds options for 16,939.67 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Grant will be deemed to beneficially own 7,980,474 shares of our Common Stock, including (a) 6,286,507 shares of our Common Stock issuable upon the Automatic Conversion of 62,865.07 shares of Class M Preferred Stock, and (b) 1,693,967 shares of our Common Stock underlying options for 16,939.67 shares of our Class M Preferred Stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(4)

Mr. Kuwadekar (a) does not own any shares of the Company’s Common Stock, (b) owns 27,606.66 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 2,760,666 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 7,438.91 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Kuwadekar will be deemed to beneficially own 3,504,557 shares of our Common Stock, including (a) 2,760,666 shares of our Common Stock issuable upon the Automatic Conversion of 27,606.66 shares of Class M Preferred Stock, and (b) 743,891 shares of our Common Stock underlying options for 7,438.91 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(5)

Mr. Cerkovnik (a) does not own any shares of the Company’s Common Stock, (b) owns 100 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 145.83 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Cerkovnik will be deemed to beneficially own 24,583 shares of our Common Stock, including (a) 10,000 shares of our Common Stock issuable upon the Automatic Conversion of 100.00 shares of Class M Preferred Stock, and (b) 14,583 shares of our Common Stock underlying options for 145.83 shares of our Class M Preferred Stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(6)

Mr. Wells owns (a) 3,000 shares of our Common Stock, which he owned prior to the Merger (and which will be reduced to 1,500 shares upon the consummation of the Reverse Stock Split (which reduction is not reflected in the information set forth in this table, but is set forth in the following table) and (b) options for 187.50 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Wells will be deemed to beneficially own 20,250 shares of our Common Stock, including (a) 3,000 shares of our Common Stock owned prior to the Merger (which will be reduced to 1,500 shares upon the consummation of the Reverse Stock Split) and (b) 18,750 shares of our Common Stock underlying options for 187.50 shares of our Class M Preferred Stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(7)

Mr. Burg (a) does not own any shares of the Company’s Common Stock, (b) owns 100 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 187.50 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Burg will be deemed to beneficially own 28,750 shares of our Common Stock, including (a) 10,000 shares of our Common Stock issuable upon the Automatic Conversion of 100.00 shares of Class M Preferred Stock, and (b) 18,750 shares of our Common Stock underlying options for 187.50 shares of our Class M Preferred Stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(8)

Mr. Eastman (a) does not own any shares of the Company’s Common Stock, (b) owns 11,213.31 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 1,121,331 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 3,021.54 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Eastman will be deemed to beneficially own 1,423,485 shares of our Common Stock, including (a) 1,121,331 shares of our Common Stock issuable upon the Automatic Conversion of 11,213.31 shares of Class M Preferred Stock , and (b) 302,154 shares of our Common Stock underlying options for 3,021.54 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion)

(9)

Mr. Spalter (a) does not own any shares of JMG’s Common Stock, (b) does not own any shares of JMG’s Class M Preferred Stock, and (c) does not own any options that are vested or will vest within next 60 days.

(10)

Mr. Kensel (a) owns no shares of JMG Common Stock, (b) beneficially owns 500 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 50,000 shares of Ad-Vantage Capital Stock, owned of record by Kensel and Co. LLC, prior to the Merger, and (c) beneficially owns options for 1,510 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock owned by Kensel and Co. LLC.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Kensel will be deemed to beneficially own 201,000 shares of our Common Stock, including (a) 50,000 shares of our Common Stock issuable upon the Automatic Conversion of 500 shares of Class M Preferred Stock, and (b) 151,000 shares of our Common Stock underlying options for 1,510 shares of our Class M Preferred Stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(11)

Mr. Yorke may be deemed to be the beneficial owner of (a) JMW Fund LLC, which owns 2,000 shares of our Common Stock (which will be reduced to 1,000 shares upon the consummation of the Reverse Stock Split, which reduction is not reflected in the information set forth in this table, but is set forth in the following table) and 11,856.55 shares of our Class M Preferred Stock (which will convert into 1,185,655 shares of our Common Stock upon the Automatic Conversion) and (b) San Gabriel Fund LLC which owns 12,322.91 shares of our Class M Preferred Stock (which will convert into 1,232,291 shares of our Common Stock upon the Automatic Conversion) due to his position as manager of both funds. Mr. Yorke also personally owns 755 shares of our Class M Preferred Stock and 85,000 shares of our Common Stock  (which will be reduced to 42,500 shares upon the consummation of the Reverse Stock Split, which reduction is not reflected in the information set forth in this table, but is set forth in the following table).

Without giving effect to the Reverse Stock Split and the Automatic Conversion, Mr. Yorke may be deemed to be the beneficial owner of 87,000 shares of our Common Stock, or approximately 1.6% of our Common Stock, and 24,934.46 shares of Class M Preferred Stock, or approximately 14.4% of our Class M Preferred Stock.

As set forth in the following table, after giving effect to the Reverse Stock Split, the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Yorke may be deemed to beneficially own 2,536,946 shares of our Common Stock, including (a) 2,000 shares of our Common Stock owned by JMW Fund LLC prior to the Merger (which will be reduced to 1,000 shares upon the consummation of the Reverse Stock Split), (b) 2,493,446 shares of our Common Stock issuable upon the Automatic Conversion of 24,934.46 shares of Class M Preferred Stock received pursuant to the Merger (consisting of the 755 shares of Class M Preferred Stock owned by Mr. Yorke and the 24,179.46 shares of Class M Preferred Stock owned by JMW Fund LLC and San Gabriel Fund LLC) in exchange for 2,493,446 shares of Ad-Vantage Capital Stock deemed beneficially owned prior to the Merger, and (c) 85,000 shares of our Common Stock personally owned  (which will be reduced to 42,500 shares upon the consummation of the Reverse Stock Split).  Giving effect to the foregoing, Mr. Yorke may be deemed to be the beneficial owner of 2,536,946 shares of common stock, or approximately 12.8% of our Common Stock.

The address for Mr. Yorke is 4 Richland Place, Pasadena, California  91103.

*	Less than one percent.

BENEFICIAL OWNERSHIP

(After giving effect to the Reverse Stock Split and the Automatic Conversion)

Name of beneficial owner	Number of Shares beneficially owned	Percentage of shares outstanding (1)
Executive officers and directors:
David S. Grant, Chairman, Chief Executive Officer(2)	7,980,474	37.2%
Sanjeev Kuwadekar, Director and Chief Technology Officer (3)	3,504,557	17.1%
Ed Cerkovnik, Director (4)	24,583	*
Donald Wells, Director (5)	20,250	*
Robert Burg, Director (6)	28,750	*
David J. Eastman, Chief Financial Officer (7)	1,423,485	7.1%
Michael Spalter, Chief Operating Officer	-	0%
Brendon Kensel, President (8)	201,000	1.2%
All executive officers and directors as a group (8 persons)	13,183,099	58.8%
Stockholders owning of record 5% or more:
Justin Yorke (9)	2,536,946	12.8%

(1)

For each of the persons or groups identified in this table, the percentage is based on the sum of (a) 19,769,093 shares of our Common Stock issued and outstanding after giving effect to the issuance of shares pursuant to the Merger, the Reverse Stock Split and the Automatic Conversion and (b) any shares of common stock underlying stock options beneficially owned by such person or group, including options for our Common Stock existing prior to the Merger, options for shares of Ad-Vantage common stock exchanged for options for Class M Preferred Stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion) and any warrants for our Common Stock exercisable within sixty days of the date hereof.  After giving effect to the Reverse Stock Split and the Automatic Conversion, there will not be any shares of Class M Preferred Stock issued and outstanding.

(2)

Includes (a) 6,286,507 shares of our Common Stock issuable upon the Automatic Conversion of 62,865.07 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 6,286,507 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 1,693,967 shares of our Common Stock underlying options for 16,939.67 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(3)

Includes (a) 2,760,666 shares of our Common Stock issuable upon the Automatic Conversion of 27,606.66 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 2,760,666 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 743,891 shares of our Common Stock underlying options for 7,438.91 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(4)

Includes (a) 10,000 shares of our Common Stock issuable upon the Automatic Conversion of 100.00 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 14,583 shares of our Common Stock underlying options for 145.83 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(5)

Includes (a) 3,000 shares of our Common Stock owned prior to the Merger (which will be reduced to 1,500 shares upon the consummation of the Reverse Stock Split) and (b) 18,750 shares of our Common Stock underlying options for 187.50 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(6)

Includes (a) 10,000 shares of our Common Stock issuable upon the Automatic Conversion of 100.00 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 18,750 shares of our Common Stock underlying options for 187.50 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(7)

Includes (a) 1,121,331 shares of our Common Stock issuable upon the Automatic Conversion of 11,213.31 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 1,121,331 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 302,154 shares of our Common Stock underlying options for 3,021.54 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(8)

Includes (a) 50,000 shares of our Common Stock issuable to Kensel and Co. LLC upon the Automatic Conversion of 500 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 50,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 151,000 shares of our Common Stock underlying options issuable to Kensel and Co. LLC for 1,510 shares of our Class M Preferred Stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(9)

Mr. Yorke may be deemed to be the beneficial owner of (a) JMW Fund LLC, which owns 2,000 shares of our Common Stock (which will be reduced to 1,000 shares upon the consummation of the Reverse Stock Split, which reduction is reflected in the information set forth in this table) and 11,866.55 shares of our Class M Preferred Stock (which will convert into 1,186,655 shares of our Common Stock upon the Automatic Conversion) and (b) San Gabriel Fund LLC which owns 12,322.91 shares of our Class M Preferred Stock (which will convert into 1,232,291 shares of our Common Stock upon the Automatic Conversion) due to his position as manager of both funds.  Mr. Yorke also personally owns 755 shares of our Class M Preferred Stock and 85,000 shares of our Common Stock (which will be reduced to 42,500 shares upon the consummation of the Reverse Stock Split, which reduction is reflected in the information set forth in this table).

As a result, when including the (a) 2,000 shares of our Common Stock owned by JMW Fund LLC prior to the Merger (which will be reduced to 1,000 shares upon the consummation of the Reverse Stock Split), (b) 2,493,446 shares of our Common Stock issuable upon the Automatic Conversion of 24,934.46 shares of Class M Preferred Stock received pursuant to the Merger  (consisting of 755 shares of Class M Preferred Stock owned by Mr. Yorke and 24,179.46 shares of Class M Preferred Stock owned by JMW Fund LLC and San Gabriel Fund LLC) in exchange for 2,493,446 shares of Ad-Vantage Capital Stock deemed beneficially owned prior to the Merger, and (c) 85,000 (which will be reduced to 42,500 shares upon the consummation of the Reverse Stock Split) shares of our Common Stock personally owned, Mr. Yorke may be deemed to be the beneficial owner of 2,536,946 shares of Common Stock, or approximately 12.8% of our Common Stock.  The address for Mr. Yorke is 4 Richland Place, Pasadena, California  91103.

*	Less than one percent.

DISSENTERS’ RIGHTS

Under Nevada law shareholders are not entitled to dissenters’ rights regarding the Authorized Share Increase, Name Change or Reverse Stock Split.

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates, and projections. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Proxy Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of the front of the document.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more shareholders sharing the same address by delivering a single information statement addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders, is environmentally friendly, and represents cost savings for companies.

For this Proxy Statement, the Company’s transfer agent or brokers may be householding this Proxy Statement and the documents incorporated by reference that we are enclosing with the Proxy Statement. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the effected shareholders. Once you have received notice from your broker or the Company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Proxy Statement or other periodic reports at your address and would like to request householding by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should direct your written request directly to David J. Eastman, Chief Financial Officer, JMG Exploration, Inc., 600 North Brand Boulevard, Suite 230, Glendale, California 91203.

WHERE YOU CAN FIND MORE INFORMATION

 We file annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. Please call the SEC at 1-(800)-SEC-0330 for further information on the public reference rooms. The SEC also maintains a web site at http://www.sec.gov at which reports, proxy and information statements and other information regarding the Company are available. We maintain a website at www.advn.com. The material located on our website is not a part of this Proxy Statement.

The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference into this Proxy Statement is deemed to be part of this document, except for any information superseded by information contained directly in this document or contained in another document filed in the future which itself is incorporated into this Proxy Statement. We incorporate by reference the documents listed below:

•

our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as filed with the SEC on November 16, 2012; and

•

our Current Reports on Form 8-K, as filed with the SEC on February 12, 2013, December 7, 2012 and November 28,  2012.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed information statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

You can obtain any of the documents incorporated by reference through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. Stockholders may obtain documents incorporated by reference into this Proxy Statement by requesting them in writing or by telephone from the appropriate party at the following address:

David J. Eastman, Chief Financial Officer
JMG Exploration, Inc.
600 North Brand Boulevard, Suite 230
Glendale, California 91203
(818) 649-5710

You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated February 12, 2013. You should not assume that the information contained in this proxy statement is accurate as of any date other than February 12, 2013, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

JMG EXPLORATION, INC.

PROXY FOR 2013 SPECIAL MEETING OF STOCKHOLDERS

MARCH 4, 2013

 10:00 a.m. (local time)

JMG Exploration, Inc.

600 North Brand Boulevard, Suite 230

Glendale, California 91203

The undersigned stockholder of JMG Exploration, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders of JMG Exploration, Inc. and the Proxy Statement dated February  28,2013, revokes any proxy or proxies previously granted, and hereby nominates, constitutes and appoints David S. Grant and David J. Eastman, or any of them, as proxies, each with full power of substitution and re-substitution, to vote and represent all shares of common stock of JMG Exploration, Inc., which the undersigned would be entitled to vote at the 2013 Special Meeting of JMG Exploration, Inc. Stockholders to be held on March 4 2013, with the same effect as if the undersigned were present, and at any adjournment or postponement thereof.

This proxy is solicited on behalf of the Board of Directors of JMG Exploration, Inc. for use at the Special Meeting of JMG Exploration, Inc. Stockholders to be held on March 4, 2013 and at any adjournments or postponements thereof.  This proxy will be voted in accordance with the specifications marked on the reverse side.  If a choice is not indicated, this proxy will be voted “FOR” Proposals 1 through 3.  If any other business properly comes before the Special Meeting or any adjournment or postponement thereof, this proxy confers authority to and shall be voted in accordance with the recommendations of the proxies above.

(See Reverse Side for Voting Instructions)

Address Change (Mark the corresponding box on the reverse side)

 ^ FOLD AND DETACH HERE ^

The Board of Directors of JMG Exploration, Inc. unanimously recommends you vote “FOR” Proposals 1, 2, and 3.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

 THIS PROXY WILL BE VOTED AS DIRECTED BELOW OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3. The named proxies cannot vote your shares unless you sign and return this proxy card using the enclosed postage-paid envelope.

1.	To approve an increase in the authorized number of shares of the Company’s common stock from 25,000,000 to 100,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve changing the name of the Company from JMG Exploration, Inc. to MediaShift, Inc. in order to more accurately reflect the Company’s business.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve a reverse stock split of the Company’s common stock of one share for every two (1-for-2) shares outstanding.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as your name appears hereon.  If your shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer’s title. Trustees, guardians, executors, attorneys and administrators should sign in their official capacity giving their full title as such. A partnership should sign in the partnership’s name by an authorized person, indicating such person’s title and relationship to the partnership.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign.  When signing as trustee, guardian, executor, attorney or administrator, please give full title as such.

EXHIBIT A

Certificate of Amendment to Articles of Incorporation

ROSS MILLER Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.

Name of corporation:

JMG Exploration, Inc.

2.

The articles have been amended as follows:

Article First has been amended to read, in its entirety, as follows:

The name of the corporation is MEDIASHIFT, INC.

Article Third has been amended to read, in its entirety, as follows:

The corporation is authorized to issue two classes of capital stock to be designated respectively “common” and “preferred.”  The total amount of capital stock the corporation is authorized to issue is 110,000,000, with a $0.001 par value, of which the corporation is authorized to issue 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.  The capital stock herein authorized may be issued from time to time in one or more series, the class, the number of shares, the designation and the rights, preferences, privileges and restrictions, within any limits and restrictions herein stated, shall be fixed and determined, for any wholly unissued series of capital stock authorized herein, by the Board of Directors.   The Board of Directors within the limits and restrictions stated herein and in any resolution or resolutions of the Board of Directors originally fixing the class, the number of shares constituting any class and/or series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such class and/or series subsequent to the issue of shares of that class and/or series.  In case the number of shares of any class and/or series shall be so decrease, the shares constituting the decrease shall resume the status they had prior to the adoption of the resolution originally fixing the number of shares of that series.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: _______________

4.

Effective date of filing: (optional) (must not be later than 90 days after the certificate is filed)

5.

Signature: (required)

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Stock Designation

This form must be accompanied by appropriate fees.

Revised: 3-6-09